                                                Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-86951

PROSPECTUS SUPPLEMENT DATED JUNE 20, 2001

(To Prospectus filed on October 27, 1999)


                                PMC-SIERRA, INC.

                                   PROSPECTUS

                        7,182,246 Shares of Common Stock*

                              ____________________


     This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.


     __________
     *Reflects 100% stock dividend payable February 11, 2000

     The table captioned "Selling Stockholders" commencing on page 11 of the Prospectus is hereby amended to reflect the following additions and changes.

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                                                                                                    SHARES TO BE
                                                                                                   OFFERED FOR THE
                      SELLING STOCKHOLDERS                                                       SELLING STOCKHOLDER
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
California Community Foundation                                                                             19
--------------------------------------------------------------------------------------------------------------------------